UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 23, 2012

Bacterin International Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

333-158426	20-5313323
(Commission File Number)	(IRS Employer Identification No.)

600 Cruiser Lane Belgrade, Montana	59714
(Address of Principal Executive Offices)	(Zip Code)
(406) 388-0480
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     Entry into a Material Definitive Agreement

The information contained above in Item 2.03 below is hereby incorporated by reference into this Item 1.01.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant.

Creation of a Direct Financial Obligation

On April 23, 2012, the Company entered into a Credit and Security Agreement with MidCap Financial, LLC (“MidCap”), whereby MidCap and Silicon Valley Bank (“SVB”) agreed to provide a $5 million revolving line of credit which allows the Company to borrow up to 80% of eligible accounts receivable. The Company also amended its existing Loan and Security Agreement with MidCap to allow the Company to borrow up to an additional $3 million for the next six months in connection with a permitted acquisition. The credit facility carries an interest rate of LIBOR plus 4%, subject to a LIBOR floor rate of 2.5%. The Company also agreed to pay a 0.5% collateral management fee on the average outstanding balance of the facility and 1% of the average unused portion of the facility, as well as a 1% origination fee. Prepayment penalties apply.

The foregoing descriptions of the Credit and Security Agreement and First Loan Modification Agreement are qualified in their entirety by reference to the full text of the Credit and Security Agreement and First Loan Modification Agreement, copies of which are attached hereto as Exhibits 10.20 and 10.21, incorporated herein in their entirety by reference.

Item 7.01       Regulation FD Disclosure.

A copy of the press release announcing the matters described in Items 2.03 above is attached as Exhibit 99.1 and incorporated herein. The information in this Item 7.01 and the document attached as Exhibit 99.1 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), nor otherwise subject to the liabilities of that section, nor incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.      Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No	Description

10.20	Credit and Security Agreement dated April 23, 2012 by and among the Company and MidCap Financial, LLC, as administrative agent and a lender, and Silicon Valley Bank, as a lender.

10.21	First Loan Modification Agreement dated April 23, 2012 by and among the Company and MidCap Funding III, LLC, as administrative agent and a lender, and Silicon Valley Bank, as a lender.

99.1	Press Release of Bacterin International Holdings, Inc., dated April 23, 2012 entitled “Bacterin Secures Accounts Receivable Credit Facility”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2012	BACTERIN INTERNATIONAL HOLDINGS, INC.

By: /s/ Guy S. Cook
Name: Guy S. Cook
Title: President and Chief Executive Officer

Exhibit Index

Exhibit No	Description

10.20	Credit and Security Agreement dated April 23, 2012 by and among the Company and MidCap Financial, LLC, as administrative agent and a lender, and Silicon Valley Bank, as a lender.

10.21	First Loan Modification Agreement dated April 23, 2012 by and among the Company and MidCap Funding III, LLC, as administrative agent and a lender, and Silicon Valley Bank, as a lender.

99.1	Press Release of Bacterin International Holdings, Inc., dated April 23, 2012 entitled “Bacterin Secures Accounts Receivable Credit Facility”